UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 24, 2015

PRIMO WATER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34850	30-0278688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 Cambridge Plaza Drive
Winston-Salem, NC 27104
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: 336-331-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On August 24, 2015, Primo Water Corporation (“Company”), with the approval of the Audit Committee of the Board of Directors (the “Audit Committee”), appointed BDO USA, LLP (“BDO”) as the Company’s new independent registered public accounting firm and notified McGladrey LLP (“McGladrey”) that McGladrey was being dismissed as the Company’s independent registered public accounting firm, effective on August 24, 2015.  The appointment and dismissal were a result of a comprehensive competitive bidding process involving several accounting firms, including McGladrey.

(a)	Dismissal of independent registered public accounting firm.

McGladrey’s audit reports on the Company’s financial statements for the years ended December 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the Company’s two most recent fiscal years ended December 31, 2014 and 2013 and through August 24, 2015, the Company has not had any disagreement with McGladrey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to McGladrey’s satisfaction, would have caused McGladrey to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements.  In addition, during the Company’s two most recent fiscal years ended December 31, 2014 and 2013 and through August 24, 2015, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided McGladrey with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that McGladrey furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements in Item 4.01(a). A copy of McGladrey’s letter, dated August 28, 2015, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Appointment of new independent registered public accounting firm.

On August 24, 2015, the Audit Committee approved the appointment of BDO as the Company’s new independent registered public accounting firm commencing for its quarter ending September 30, 2015 and its fiscal year ending December 31, 2015.

During the Company’s two most recent fiscal years and the subsequent interim periods preceding BDO’s appointment, neither the Company nor anyone on its behalf consulted BDO regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by BDO to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit No.	Exhibit Description

16.1	Letter of McGladrey LLP dated August 28, 2015

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMO WATER CORPORATION

Date: August 28, 2015	By:	/s/ Mark Castaneda
	Name:	Mark Castaneda
	Title:	Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
August 24, 2015	001-34850

 PRIMO WATER CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit Description

16.1	Letter of McGladrey LLP dated August 28, 2015